STRONG ADVANTAGE FUND, INC.
                                 (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Stephen J. Shenkenberg and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


 NAME                                          TITLE                           	        DATE



/s/Stephen J. Shenkenberg
-----------------------------  Vice President                                 	June 27, 2000
Stephen J. Shenkenberg



                               Chairman of the Board (Principal Executive
/s/ Richard S. Strong          Officer) and a Director        	June 27, 2000
-----------------------------
Richard S. Strong


/s/ John W. Widmer
-----------------------------  Treasurer (Principal Financial and
John W. Widmer                 Accounting Officer)            	June 27, 2000





                                                              	June 27, 2000
/s/ Marvin E. Nevins          Director
-----------------------------
Marvin E. Nevins



                                                              	June 27, 2000
/s/ Willie D. Davis           Director
-----------------------------
Willie D. Davis



                                                               	June 27, 2000
/s/ William F. Vogt           Director
-----------------------------
William F. Vogt



                                                               	June 27, 2000
/s/ Stanley Kritzik           Director
-----------------------------
Stanley Kritzik



                                                              	June 27, 2000
/s/ Neal Malicky               Director
-----------------------------
Neal Malicky



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